UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	March 16, 2020

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK	PLAB	The Nasdaq Global Select Market
PREFERRED STOCK PURCHASE RIGHTS	N/A	N/A

5.07 Submission of Matters to a Vote of Security Holders

On March 16, 2020, the Company held its annual meeting of stockholders (the “Annual Meeting”) at Playa Largo Resort & Spa, 97450 Overseas Highway, Key Largo, FL 33037. At the Annual Meeting, the Company’s stockholders approved four (4) proposals. The proposals are described in detail in the proxy statement relating to the annual meeting.

Proposal 1.

The Company’s stockholders elected six (6) individuals to the Board of Directors as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Walter M. Fiederowicz	48,227,742	5,181,375	2,372,105
Peter S. Kirlin	50,168,942	3,240,175	2,372,105
Constantine S. Macricostas	49,238,599	4,170,518	2,372,105
George Macricostas	45,623,539	7,785,578	2,372,105
Mary Paladino	52,309,990	1,099,127	2,372,105
Mitchell G. Tyson	36,540,352	16,868,765	2,372,105

Proposal 2.

The Company's stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2020 as set forth below:

Votes For	Votes Against	Abstentions
53,176,153	1,919,517	685,552

Proposal 3.

The Company's stockholders approved entry into a Section 382 Rights Agreement and the distribution of the preferred share purchase rights as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,145,292	9,249,615	14,210	2,372,105

Proposal 4.

The Company's stockholders approved by non-binding vote a resolution relating to the compensation of the named executive officers of the Company as described in the compensation discussion and analysis and the narrative disclosure as included in the proxy statement relating to the annual meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,541,288	2,774,393	93,436	2,372,105

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

By:	/s/ Richelle E. Burr
Name:	Richelle E. Burr
Title:	Executive Vice President,
Chief Administrative Officer,
General Counsel and Secretary

Date: March 23, 2020